<on Farm Bureau Financial Services letterhead>

August 25, 2006



Dear Farm Bureau Customer:

As a valued Farm Bureau variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Farm Bureau contract(s) or policy(s). These reports provide an update on each portfolios investment holdings and financial information as
of June 30, 2006.   The performance information shown in the semi-annual
reports does not reflect product charges.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.


Farm Bureau Life Insurance Company

























LFB

<on Farm Bureau Financial Services letterhead>

August 25, 2006



Dear Farm Bureau Customer:


As a valued Farm Bureau variable product owner, we are pleased to provide you with a CD-ROM containing the semi-annual reports for the investment options available under your Farm Bureau contract(s). These reports provide an update on each portfolios investment holdings and financial information as of
June 30, 2006.   The performance information shown in the semi-annual reports does not reflect product charges.

As always, remember past performance cannot predict or guarantee future returns.

You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed below or by calling us toll-free at 1-800-247-4170.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.


Farm Bureau Life Insurance Company





















LFB-CD

<on Farm Bureau Financial Services letterhead>

August 25, 2006




Dear Farm Bureau Customer:

As a valued Farm Bureau variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Farm Bureau contract(s) or policy(s).

Our records indicate that you were invested in one or more of the EquiTrust Variable Insurance Series Fund subaccounts as of June 30, 2006. We are enclosing the complete semi-annual report for the Fund.

These reports provide an update on each portfolios investment holdings and
financial information as of June 30, 2006.   The performance information shown
 in the semi-annual reports does not reflect product charges.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.


Farm Bureau Life Insurance Company





















FBE